UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2011

JENNIFER CONVERTIBLES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9681	11-2824646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 Crossways Park Drive, Woodbury, New York		11797
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 496-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.                      Bankruptcy or Receivership.

As previously disclosed, on July 18, 2010, Jennifer Convertibles, Inc. and all of its affiliated debtors (the “Company”) filed voluntary petitions for bankruptcy under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 10-13779) (collectively, the “Chapter 11 Cases”).

On February 9, 2011 (the “Confirmation Date”), the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors (the “Confirmation Order”), which confirmed the Company’s Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011 (as confirmed, the “Plan”).  Copies of the Confirmation Order and the Plan are attached hereto as Exhibits 99.1 and 2.1, respectively, and are incorporated by reference herein.

The consummation of the Plan is subject to certain conditions that must be satisfied prior to the effective date of the Plan (the “Effective Date”).  In addition, the Company must perform various administrative actions in conjunction with emergence from Chapter 11.  There can be no assurance that the Company will satisfy these conditions, complete such required actions and emerge from Chapter 11 within the anticipated timeframe.

Information as to the assets and liabilities of the Company can be found in the Company’s Form 10-Q for the fiscal quarter ended November 27, 2010 filed with the Securities and Exchange Commission (“SEC”) on January 11, 2011.

The following is a summary of the material terms of the Plan.  This summary only highlights certain substantive provisions of the Plan and is not a complete description of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (the “Current Report”) and incorporated by reference herein.  All capitalized terms used herein but not otherwise defined in herein have the meanings set forth in the Plan.

General

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, par value $0.01 per share (the “Existing Common Stock”), and all outstanding shares of preferred stock, par value $0.01 per share (the “Existing Preferred Stock”), options and contractual or other rights to acquire any equity interests, will be cancelled and extinguished on the Effective Date.  As of the date hereof, there were 6,979,887 shares of Existing Common Stock outstanding and 54,479 shares of Existing Preferred Stock outstanding.

In addition, on the Effective Date, the Company’s Senior Secured and Super-Priority Debtor-In-Possession Credit Agreement (the “DIP Agreement”), dated as of November 19, 2010, among the Company and Haining Mengnu Group Co., Ltd. (“Mengnu”), will be refinanced by a new secured credit facility entered into by and between Mengnu and the Company pursuant to which Mengnu will provide exit financing for the benefit of the Company (the “Secured Exit Credit Facility”).

Under the Plan, Mengnu will receive, in full and complete satisfaction, settlement and release of and in exchange for its unsecured claim, (i) 90.1% of the reorganized Company’s new common stock, par value $0.01 per share (the “New Common Stock”); (ii) a $1,878,760.45, four-year unsecured note, at 6% interest per annum; and (iii) 30% of the proceeds from a trust to be established on the Effective Date for the benefit of the holders of general unsecured claims and Mengnu in respect of its unsecured claim (the “Litigation Trust”).  In addition, Mengnu will receive, in full and complete satisfaction, settlement and release of its claim for the value of certain goods received by the Company within 20 days before the date of commencement of the Chapter 11 Cases, a $2,638,284.09, two-year secured note, at 4% interest per annum.

Under the Plan, each holder of an allowed general unsecured claim (except to the extent such holder agrees to different treatment) will receive, in full and complete satisfaction, settlement and release of and in exchange for such holder’s allowed general unsecured claim, its pro rata share of (i) the proceeds of a $1,400,000 one-year secured note, at 3% interest per annum; (ii) the proceeds of a $950,000, three-year secured note, at 5% interest per annum; (iii) 9.9% of the New Common Stock; and (iv) 70% of the proceeds from the Litigation Trust.

The foregoing is a summary of the treatment of certain classes of creditors under the Plan and does not purport to be complete.  For a full description of the treatment of all claims under the Plan, see Article IV of the Plan.

Exit Financing

On the Effective Date, the Company and Mengnu will enter into and receive the proceeds of the Secured Exit Credit Facility.  Mengnu will provide, subject to the fulfillment of Mengnu’s conditions precedent in connection therewith, financing support for the Company in the form of (i) a cash facility and (ii) letter of credit facility.  The proceeds of the Secured Credit Exit Facility will be used to, among other things, repay all obligations owed under the DIP Agreement in Mengnu’s discretion and to provide working capital to the Company.

Litigation Trust

The Plan provides for the Company to enter into, on the Effective Date, a litigation trust agreement for the benefit of the holders of general unsecured claims and Mengnu in respect of its unsecured claim and for the pursuit of specified causes of action and claims.  Pursuant to the Plan, the Company will transfer such specified causes of actions and claims to the Litigation Trust.

Certificate of Incorporation and By-Laws

The Plan provides that the Company will adopt an Amended and Restated Certificate of Incorporation (the “Amended Charter”), which is expected to become effective on the Effective Date.  The Amended Charter will authorize the Company to issue up to 10,000,000 shares of New Common Stock and up to 1,000,000 shares of preferred stock, par value $0.01 per share. In addition, in connection with the Plan, the Company will adopt Amended and Restated By-Laws, which are expected to become effective on the Effective Date.

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Board of Directors

As of the Effective Date, the reorganized Company is expected to have a newly appointed five-member board of directors.

Website

The Company will make this Current Report available on its website, www.jenniferfurniture.com.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
99.1	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts.  When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements.  Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions, the Company’s ability to consummate the Plan and other factors discussed under “Risk Factors” in the reports the Company files with the SEC pursuant to the Exchange Act.  You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011	JENNIFER CONVERTIBLES, INC.

	By:	/s/ Rami Abada
		Name:	Rami Abada
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
99.1	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.